Income Taxes - Reconciliation of Effective Tax Rate (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Dec. 31, 2010
Effective Tax Rate Reconciliaton [Abstract]
Computed "expected" tax benefit	$ (9,303)	$ (8,171)	$ (8,755)
Increase (decrease) in income tax benefit resulting from:
State and local income taxes, net of federal benefit	20	(367)	0
Non-deductible expenses, tax effect	393	358	82
Return to provision adjustment	288	6	(60)
Impairment of Non-Deductible Goodwill	0	51	0
Change in valuation allowance	8,462	6,183	7,755
Increase (decrease) to provision for unrecognized tax benefits	(356)	120	(155)
Preferred stock dividend	0	0	899
Other	289	17	79
Income tax benefit	$ (207)	$ (1,803)	$ (155)